SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 16, 2009
                Date of report (Date of earliest event reported)


                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust



        Delaware                          001-31976              13-3447441
(State or Other Jurisdiction          (Commission File        (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


1271 Avenue of the Americas
New York, New York                                                   10020
(Address of Principal Executive Offices)                          (Zip Code)

                                 (646) 285-9000
                         (Registrant's Telephone Number,
                              Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities act (17 CRF 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Lehman ABS Corporation (the "Depositor") is the Depositor in respect of the
Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust (the "Trust"), a common law trust formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, between the Depositor and The Bank of New York Mellon (f/k/a The Bank of New York), as trustee (the "Trustee"), as supplemented by a Series Supplement (the "Series Supplement") dated as of February 25, 1998, in respect of the Trust. The Trust's assets consist solely of notes issued by Norfolk Southern Corporation. The Certificates do not represent obligations of, or interests in, the Depositor or the Trustee.

The Registrant is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. ("LBHI"), which filed a voluntary petition (the "Petition") for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York on September 15, 2008 in a jointly administered proceeding named In re Lehman Brothers Holdings Inc., et. al. under Case Number 08-13555. LBHI and its wholly-owned broker-dealer, Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant's business. As a result of the foregoing, the Registrant discontinued its securitization business and the individuals previously involved in such securitization business are no longer employed by the Registrant's affiliates.

Item 8.01         OTHER EVENTS

On November 16, 2009, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Norfolk Southern Corporation, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the issuer of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number, 001-08339. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.





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Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)   The following exhibit was filed as part of this report:

      99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust for the period ending November 16, 2009.





























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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In preparing this report the Registrant has relied on the information provided to it by the Trustee.

Date: December 1, 2009



                                            Lehman ABS Corporation

                                            By: /s/ William J. Fox
                                                ----------------------
                                            Name:  William J. Fox
                                            Title: Chief Financial Officer,
                                            Controller and Senior Vice President




















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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

      99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust for the period ending November 16, 2009























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